UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 8, 2014

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2014, the Board of Directors of REVA Medical, Inc. (the “Company”) approved an amendment to Article I, Section 3 of the Company’s Amended and Restated Bylaws to reduce the number of shares needed to represent a quorum at stockholder meetings. Prior to this amendment, a majority of shares entitled to vote at a meeting constituted a quorum. Following this amendment, one-third of the shares entitled to vote at a meeting constitutes a quorum.

The foregoing description of the amendment is not complete and is qualified in its entirety by reference to the Amendment No. 1 to the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this current report and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit Number	Description of Exhibits

3.1	Amendment No. 1 to the Amended and Restated Bylaws of REVA Medical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: September 12, 2014	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits

3.1	Amendment No.1 to the Amended and Restated Bylaws of REVA Medical, Inc.